Offerings - Offering: 1	Feb. 25, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Equity
Security Class Title	Common Stock, par value $1.00 per share
Amount Registered | shares	7,898,550
Proposed Maximum Offering Price per Unit	69.00
Maximum Aggregate Offering Price	$ 544,999,950.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 75,264.49
Offering Note	Represents up to 7,898,550 shares of the Registrant's common stock, par value $1.00 per share (the "Common Stock"). Under Rule 416, the number of shares of Common Stock whose offer and sale are registered hereby includes an indeterminate number of shares of Common Stock that may be issued in connection with stock splits, stock dividends, or similar transactions.